Exhibit 99.3

Joint Filers’ Signatures

WARBURG PINCUS & CO.			Dated: March 15, 2013

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Attorney-in-Fact*

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

	By:	Warburg Pincus Partners LLC,
its General Partner

	By:	Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Attorney-in-Fact*

WARBURG PINCUS PRIVATE EQUITY X, L.P.			Dated: March 15, 2013

	By:	Warburg Pincus X L.P.,
its General Partner

	By:	Warburg Pincus X LLC,
its General Partner

	By:	Warburg Pincus Partners LLC,
its Sole Member

	By:	Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Attorney-in-Fact*

WARBURG PINCUS X PARTNERS, L.P.			Dated: March 15, 2013

	By:	Warburg Pincus X L.P.,
its General Partner

	By:	Warburg Pincus X LLC,
its General Partner

	By:	Warburg Pincus Partners LLC,
its Sole Member

	By:	Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Attorney-in-Fact*

WARBURG PINCUS X, L.P.

	By:	Warburg Pincus X LLC,
Its General Partner

	By:	Warburg Pincus Partners LLC,
its Sole Member

	By:	Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Attorney-in-Fact*

WARBURG PINCUS X LLC			Dated: March 15, 2013

	By:	Warburg Pincus Partners LLC,
its Sole Member

	By:	Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Attorney-in-Fact*

WARBURG PINCUS PARTNERS LLC			Dated: March 15, 2013

	By:	Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Attorney-in-Fact*

WARBURG PINCUS LLC		Dated: March 15, 2013

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Managing Director

CHARLES R. KAYE		Dated: March 15, 2013

By:	/s/ Scott A. Arenare
Name:	Charles R. Kaye
By:	Scott A. Arenare, Attorney-in-Fact*

JOSEPH P. LANDY		Dated: March 15, 2013

By:	/s/ Scott A. Arenare
Name:	Joseph P. Landy
By:	Scott A. Arenare, Attorney-in-Fact*

*The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on January 15, 2013 as an exhibit to a statement on Schedule 13D/A filed by Warburg Pincus Private Equity X, L.P. with respect to Talon Therapeutics, Inc. and is hereby incorporated by reference.